UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 28, 2017
(Date of earliest event reported)

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1048 Industrial Court,
Suwanee, GA 30024
(Address of principal executive offices, including zip code)
(858) 726-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.
On April 28, 2017, Digirad Corporation (the "Company") delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote of the Company's stockholders at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). The proposals are described in detail in the Proxy Statement filed with the Securities and Exchange Commission on March 22, 2017.
Proposal 1: Election of Directors
According to the final tabulation of voting results, each of the following seven director nominees were elected to serve as the Company's directors until our next Annual Meeting of Stockholders and until his successor has been duly elected and qualified: Jeffrey E. Eberwein, Matthew G. Molchan, Dimitrios J. Angelis, John M. Climaco, Michael A. Cunnion, Charles M. Gillman, and John W. Sayward. These nominees represented the Company's Board of Directors' entire slate of nominees.
The final voting results from the 2017 Annual Meeting are provided below.

Board of Director Nominees
Name	Votes For	Votes Withheld
Jeffrey E. Eberwein	13,385,288	320,335
Matthew G. Molchan	13,439,051	266,572
Dimitrios J. Angelis	12,808,804	896,819
John M. Climaco	10,307,099	3,398,524
Michael A. Cunnion	12,843,522	862,101
Charles M. Gillman	12,674,506	1,031,117
John W. Sayward	13,442,798	262,825
Proposal 2: Ratification of Appointment of Independent Auditors
According to the final tabulation of voting results, the stockholders ratified the appointment of BDO USA, LLP as the Company's independent auditors for the 2017 fiscal year. There were no broker non-votes for Proposal 2.

Votes For	Votes Against	Abstentions
18,527,113	22,113	53,974
Proposal 3: Advisory (Non-Binding) Stockholder Approval of Named Executive Officer Compensation
According to the final tabulation of voting results, the stockholders approved (on a non-binding advisory basis) the Company's named executive officer compensation.

Votes For	Votes Against	Abstentions
13,531,444	136,256	37,923
Proposal 4: Advisory (Non-Binding) Stockholder Approval of the Frequency of Future Stockholder Votes on Executive Officer Compensation
According to the final tabulation of voting results, the stockholders approved (on a non-binding advisory basis) the frequency of future stockholder votes on the Company's executive officer compensation as every year.

1 Year	2 Years	3 Years	Abstentions
12,481,456	54,046	1,151,746	18,375

Based on the approval of the stockholders, our board of directors has determined that it will hold an advisory vote on the compensation of our executive officers every year until the next required vote on the frequency of such an advisory vote.
For Proposals 1, 3 and 4, broker non-votes amounted to 4,897,577.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Jeffry R. Keyes
Jeffry R. Keyes Chief Financial Officer

Date:    May 2, 2017